SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Empire Petroleum Corporation
(Name of Registrant as Specified in Its Charter)

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EMPIRE PETROLEUM CORPORATION

6506 S. Lewis, Suite 112

Tulsa, Oklahoma 74136-1020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 31, 2012

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Empire Petroleum Corporation, a Delaware corporation (the "Company"), will be held at the Tulsa Marriott Southern Hills (Pecan Room), 1902 E. 71st Street, in Tulsa, Oklahoma, on Thursday, May 31, 2012, at 10:00 a.m., local time, for the following purposes:

1. To elect four members to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an increase in the number of authorized shares of Common Stock of the Company from 100,000,000 to 150,000,000;

3. To ratify the appointment of HoganTaylor LLP as the Company's independent registered public accounting firm for 2011; and

4. To transact any other business that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 29, 2012, as the record date for the meeting, and only stockholders of record at such time will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

By Order of the Board of Directors,

/s/ Albert E. Whitehead

Albert E. Whitehead

Chairman and Chief Executive Officer

Tulsa, Oklahoma

April 5, 2012

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

EMPIRE PETROLEUM CORPORATION

6506 S. Lewis, Suite 112

Tulsa, Oklahoma 74136-1020

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 31, 2012

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Empire Petroleum Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 31, 2012, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy are first being forwarded to stockholders on or about May 7, 2012.

If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted as directed at the Annual Meeting. Stockholders whose shares are registered in their own names may instruct the proxies how to vote by executing and returning the accompanying proxy, and the shares represented by the proxy will be voted at the Annual Meeting. Stockholders holding their shares through a broker, bank or other record holder should follow the instructions provided to them by such record holders in order to vote their shares.

If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder's shares will be voted in accordance with such choice. If no choice is indicated on a proxy, the stockholder's shares will be voted "FOR" (a) the election of all of the nominees for directors listed below, (b) the amendment to the Company's Certificate of Incorporation and (c) the ratification of the appointment of the independent registered public accounting firm. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Chief Executive Officer of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Chief Executive Officer of the Company prior to or at the Annual Meeting or by attending the Annual Meeting and voting in person.

The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

STOCKHOLDERS ENTITLED TO VOTE

Stockholders of record at the close of business on April 29, 2012 (the "Record Date") will be entitled to vote at the Annual Meeting. As of the Record Date, there were 85,564,235 shares of the Company's common stock issued and outstanding. The holders of common stock are entitled to one vote per share. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the Annual Meeting and entitled to vote will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee and votes that are withheld will have no effect on the vote. Abstentions, which may be specified on all proposals except the election of directors, will have the effect of a negative vote. Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from beneficial owners. For purposes of our 2012 annual meeting, brokers will be prohibited from exercising discretionary authority with respect to the election of members to our Board of Directors and the increase in the number of authorized shares. If the organization that holds your shares does not receive instructions from you on how to vote your shares on these matters, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results, except that a broker non-vote with respect to the increase in the number of authorized shares is effectively a vote against such proposal.

Votes will be counted by the inspector of election at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of four directors. Members of the Company's Board of Directors are elected at annual meetings and serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Because the Company's Board is currently only comprised of four members, the Company does not currently have any committees. Since the Company does not have a nominating committee, each of the current directors nominated the other candidates for reelection as director of the Company by the stockholders at the Annual Meeting.

The nominees, Messrs. Kinard, Whitehead, Hackett and Seth, currently serve as directors of the Company. The person named as proxy in the accompanying proxy, who has been designated by the Board of Directors, intends to vote, unless otherwise instructed in such proxy, for the election of Messrs. Kinard, Whitehead, Hackett and Seth. Should any of the nominees become unable for any reason to stand for election as a director of the Company, it is intended that the person named in such proxy will vote for the election of such other person as the Board of Directors may propose to replace such nominee. The Company knows of no reason why any of the nominees will be unavailable or unable to serve.

The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the four nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of common stock shall be duly elected directors upon completion of the vote tabulation at the Annual Meeting.

The Board of Directors recommends a vote "FOR" each of the following nominees for directors.

Nominees for Directors

Albert E. Whitehead, age 81. Mr. Whitehead has been a member of the Company's Board of Directors since 1991 and served as Chairman of the Board and Chief Executive Officer from March 1998 to May 2001, when John P. McGrain assumed such role. Mr. Whitehead again assumed the role of Chairman and Chief Executive Officer on April 16, 2002 upon the resignation of Mr. McGrain. Until February 5, 2008, Mr. Whitehead also served as the Non-Executive Chairman of Coastal Energy Company (formerly PetroWorld Corp.), a company that is traded on the London Stock Exchange's Alternative Investment Market and the Toronto Stock Exchange in Canada. Mr. Whitehead served as the Chairman and Chief Executive Officer of Seven Seas Petroleum Inc., a publicly held company, engaged in international oil and gas exploration from February 1995 to May 1997. From April 1987 through January 1995, Mr. Whitehead served as Chairman and Chief Executive Officer of Garnet Resources Corporation, a publicly held oil and gas exploration and development company. Mr. Whitehead’s experience in the oil and gas industry, along with his familiarity with the day-to-day operations of the Company, makes him well suited to serve on the Company’s Board of Directors.

John C. Kinard, age 78. Mr. Kinard has served as a Director of the Company since June 1998 and is currently a Partner in Silver Run Investments, LLC, an oil and gas investment firm. Mr. Kinard serves as a Managing Partner of Remuda Resources LLC, a private oil and gas exploration company. From 1990 through December 1995, Mr. Kinard served as President of Glen Petroleum, Inc., a private oil and gas exploration company. From 1990 through 2002, Mr. Kinard also served as the Chairman of Envirosolutions UK Ltd., a private industrial wastewater treatment company. Mr. Kinard’s longstanding relationship with the Company and his knowledge of the oil and gas industry make him well equipped to serve on the Company’s Board of Directors.

Montague H. Hackett, Jr., age 79. Montague H. Hackett, Jr., a graduate of Princeton University and Harvard Law School, joined the Empire Board as a director in June 2006. Over the years, Mr. Hackett has been associated with various natural resource companies both as a director and as an officer. In the past five years, he has been Co-Chairman and a director of Victory Ventures LLC, a New York venture capital company and International Energy Services, Inc., a Houston based oilfield service company, with operations in Russia and Kazakhstan. Given Mr. Hackett’s knowledge of the oil and gas industry and his general business knowledge, Mr. Hackett is a good fit as a member of the Company’s Board of Directors.

Kevin R. Seth, age 52. Mr. Seth has served as a Director of the Company since February 23, 2011, and is a partner of Edgewood Management LLC, a registered investment advisor, based in New York City. Prior to joining Edgewood in 1995, Mr. Seth worked with Credit Suisse First Boston in London, New York and Boston. Mr. Seth graduated from Montana State University with a B.S. Degree in Pre-Law and Economics and has served for the past ten (10) years as either Vice-Chairman or Chairman of the University Investment Committee at Montana State University. Mr. Seth’s broad business experience will allow him to provide considerable insight into the business decisions the Company will face and results in him being well suited to serve as a member of the Company’s Board of Directors.

CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

The Board of Directors is committed to sound and effective corporate governance practices and believes such practices are important to ensure that the Company is managed for the long-term benefit of its stockholders. The Board of Directors has engaged in a process of periodically reviewing and considering the Company's corporate governance practices.

Communications to the Board of Directors

A stockholder may send a written communication to the Board of Directors or any individual member or members of the Board by addressing the communication to Empire Petroleum Corporation, 6506 S. Lewis, Suite 112, Tulsa, Oklahoma 74136-1020. All communications so received will be forwarded to the members of the Board of Directors or specified Board members.

Board Meetings

During fiscal 2011, the Board of Directors did not hold any meetings. All of the directors attended 100% of the meetings of the Board of Directors. In addition, the Board of Directors took action six times during fiscal 2011 by unanimous written consent.

Directors are expected to attend the Annual Meeting of Stockholders, and it is the practice of the Company to introduce each director at the Annual Meeting. There was no annual meeting of the Company's stockholders in the fiscal year 2011.

The Company's Board of Directors does not have any standing committees (such as audit, nominating or compensation committees).

Code of Ethics

The Company has adopted a Code of Ethics that applies to all of the Company's directors and employees, including the Company's principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. The Company undertakes to provide any person without charge, upon request, a copy of the Code of Ethics. Requests may be directed to Empire Petroleum Corporation, 6506 S. Lewis, Suite 112, Tulsa, Oklahoma 74136-1020, or by calling (918) 488-8068.

Identification of the Audit Committee; Audit Committee Financial Expert.

As of December 31, 2011, the Company had not established any committees (including an audit committee) because of the small size of its Board of Directors. As such, the Company does not have an audit committee or an audit committee financial expert serving on such committee. As of December 31, 2011, the entire Board of Directors (Messrs. Whitehead, Kinard, Hackett and Seth) essentially serve as the Company's audit committee.

Process for Director Nominations

As stated above, the Board of Directors does not have any committees. As such, each of the current directors, Messrs. Whitehead, Kinard, Hackett and Seth, participates in the consideration of director nominees. In connection with the upcoming Annual Meeting, Mr. Kinard nominated Mr. Whitehead, Mr. Hackett and Mr. Seth as candidates for reelection as directors of the Company, Mr. Whitehead nominated Mr. Kinard, Mr. Hackett and Mr. Seth as candidates for reelection as directors of the Company, Mr. Hackett nominated Mr. Whitehead, Mr. Kinard and Mr. Seth as candidates for reelection as directors of the Company and Mr. Seth nominated Mr. Whitehead, Mr. Kinard and Mr. Hackett as candidates for reelection as directors of the Company.

The Board does not have a charter regarding the director nomination process. The Company has determined that Mr. Kinard, Mr. Hackett and Mr. Seth are "independent" within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards. Mr. Whitehead is not considered "independent" within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards.

The Board of Directors will consider candidates for director nominees that are recommended by stockholders of the Company in accordance with the procedures set forth below. Any such nominations should be submitted to the Board of Directors in care of the Chief Executive Officer to Empire Petroleum Corporation, 6506 S. Lewis Ave., Suite 112, Tulsa, Oklahoma 74136-1020 and accompany it with the following information:

  Appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

  The name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such stockholder(s).

The written recommendation should be submitted in the time frame described under the caption "Stockholder Proposals" below.

In evaluating potential director candidates, the Board will take into consideration such factors that it deems appropriate for the needs of the Board of Directors. Generally, the Board will evaluate new potential director candidates by reviewing their biographical information and qualifications and checking the candidates' references. In connection therewith, the Board will consider diversity in professional background, experience, expertise, perspective, age, gender and ethnicity with respect to Board composition as a whole. With respect to diversity, particular emphasis is placed on identifying candidates whose experiences, qualities and skills complement and augment those of other Board members with respect to the Board of Directors as a group. Those candidates determined to be of interest will be subject to interview by the Board. Using the information obtained and input from the interview, the Board will evaluate whether a prospective candidate is qualified to serve as a director and whether the Board of Directors will nominate the prospective candidate or elect such candidate to fill a vacancy on the Board.

Compensation of Directors

The Company does not have a compensation committee and does not have any formal procedure for compensating the members of its Board of Directors. From time to time in the past, the Company has granted options to the members of its Board of Directors under its 1995 Stock Option Plan and its 2006 Stock Incentive Plan as compensation for serving on the Board of Directors. During the fiscal year ended December 31, 2011, the Company granted Kevin R. Seth 150,000 options to purchase shares of common stock under the Company's 2006 Stock Incentive Plan. All directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board of Directors.

Stockholder Communication with the Board of Directors

Stockholders who wish to communicate with the Board of Directors may send correspondence to the attention of the Chief Executive Officer, Empire Petroleum Corporation, 6506 S. Lewis, Suite 112, Tulsa, Oklahoma 74136-1020. Stockholder communications must include confirmation that the sender is a stockholder of the Company. All such communications will be reviewed by the Company’s Chief Executive Officer in order to maintain a record of the communication, to assure director privacy and to determine whether the communication relates to matters that are appropriate for review by our Board of Directors or by any individual director. Communications will not be forwarded to Board of Directors members if they do not relate to the Company’s business, contain material that is not appropriate for review by the Board of Directors based upon the established practice and procedure of the Board of Directors, or contain other improper or immaterial information.

PROPOSAL TWO

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE SHARES OF THE COMPANY’S AUTHORIZED COMMON STOCK

At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the authorized stock of the Company from One Hundred Million (100,000,000) shares to One Hundred Fifty Million (150,000,000) shares (the "Amendment"). The Amendment was adopted, subject to stockholder approval, by the Board of Directors pursuant to a Unanimous Consent to Action in Lieu of a Special Meeting of the Board of Directors dated March 12, 2012.

In connection with the proposed Amendment, Article V of the Certificate of Incorporation would be amended to read in its entirety as follows:

"Capitalization. The Corporation shall have the authority to issue 150,000,000 (one hundred fifty million) shares of stock each having a par value of one-tenth of one cent ($0.001). All stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of this Corporation shall not be liable for further call or assessment. The Board of Directors shall have the authority by resolution to grant rights or subscriptions for common stock and for such consideration as the Board of Directors may fix and determine, without action by the stockholders, provided such consideration be as allowed by the laws of the State of Delaware."

At any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Delaware, notwithstanding the prior authorization of such amendment by the stockholders of the Company, the Board of Directors may abandon the Amendment without any further action by the stockholders. The Amendment must be approved by at least a majority of the holders of the outstanding shares of common stock of the Company.

As of April 5, 2012, there were approximately: (i) 85,564,235 shares issued and outstanding, (ii) 200,000 shares reserved for future issuance pursuant to outstanding options granted under the Company's 1995 Stock Option Plan, and (iii) 1,045,000 shares reserved for future issuance pursuant to outstanding options granted under the Company's 2006 Stock Incentive Plan. If this proposal is approved, taking into account the number of shares reserved for issuance, the Board will have the authority to issue approximately 63,190,765 shares of common stock without further stockholder approval, except as may be required for a particular transaction by applicable law, regulatory agencies or the rules of any securities exchange on which the Company's securities may then be listed.

The additional authorized shares of common stock may be used for such corporate purposes as may be determined by the Board from time to time to be necessary or desirable. These purposes may include, without limitation: raising capital through the sale of common stock; effecting a stock split or issuing a stock dividend; acquiring other businesses in exchange for shares of common stock; and attracting and retaining employees by the issuance of additional securities under the 2006 Stock Incentive Plan. At the present time, the Company has no commitments, agreements or undertakings to issue any such additional shares. The Board believes that the authorized number of shares of common stock should be increased to provide the Board with the ability to issue additional shares of common stock for the potential corporate purposes described above, without having to incur the delay and expense incident to holding a special meeting of the stockholders to approve an increase in the authorized shares of common stock at that time.

The authorization of the additional shares by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, they may decrease existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the market price of the Company’s common stock. Under the Company’s Certificate of Incorporation, stockholders do not have preemptive rights with respect to the issuance of shares of common stock, which means that current stockholders do not have a prior right to purchase shares in any new issue of common stock in order to maintain their proportionate ownership of common stock.

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board. For example, if the Board issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. To the extent that it impedes any such attempts, the proposed Amendment may serve to perpetuate the Board and the Company’s management. The proposed Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Certificate of Incorporation and the Company’s bylaws having an anti-takeover effect.

The Board of Directors recommends that stockholders vote FOR the Amendment to the Certificate of Incorporation.

PROPOSAL THREE

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of the appointment of HoganTaylor LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, our Board of Directors is submitting the selection of HoganTaylor LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the adoption of this proposal.

The Company expects that a representative of HoganTaylor LLP will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HOGANTAYLOR LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

AUDIT RELATED MATTERS

Audit Committee Report

The Board of Directors does not have an audit committee. Instead, the full Board performs the equivalent functions of an audit committee.

The Board of Directors has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2011, with HoganTaylor LLP, the Company’s independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Auditors have provided the Board of Directors with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the Auditor’s communications with the Board of Directors concerning independence, and the Board of Directors has discussed the Auditors’ independence with the Auditors.

Based on these reviews and discussions, the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Board of Directors:
John C. Kinard
Albert E. Whitehead
Montague H. Hackett, Jr.
Kevin R. Seth

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees billed or to be billed to the Company by HoganTaylor LLP, the Company's independent registered public accounting firm, for professional services rendered for the fiscal years ended December 31, 2011 and December 31, 2010:

Fee Category	Fiscal 2011 Fees	Fiscal 2010 Fees

Audit Fees (1)	$36,250	$35,000
Audit - Related Fees (2)	0	0
Tax Fees	0	0
All Other Fees (3)	0	0

Total Fees	$36,250	$35,000

(1) Audit Fees consist of aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2011 and December 31, 2010, respectively.

(2) Audit-Related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees."

(3) All Other Fees consist of aggregate fees billed for products and services provided by HoganTaylor LLP, other than those disclosed above.

The entire Board of Directors of the Company is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The entire Board of Directors reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. All of the fees shown above were pre-approved by the entire Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 21, 2012 for:

* each person who is known to own beneficially more than 5% of our outstanding Common Stock;

* each of our executive officers and directors; and

* all executive officers and directors as a group.

The percentage of beneficial ownership for the following table is based on 85,564,235 shares of Common Stock outstanding as of March 21, 2012.

Unless otherwise indicated below, to the Company's knowledge, all persons and entities listed below have sole voting and investment power over their shares of Common Stock.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)

Albert E. Whitehead	21,113,661 shares (2)	24.68%
Chairman of the Board and
Chief Executive Officer
3214 E. 73rd Street
Tulsa, OK 74136-5927

John C. Kinard	781,331 shares (3)	0.91%
Director
52 S. Roslyn Street
Denver, CO 80230

Montague H. Hackett, Jr.	14,759,416 shares (4)	17.17%
Director
550 Park Avenue
New York, NY 10065

Kevin R. Seth	761,111 shares (5)	0.89%
Director
c/o Edgewood Management LLC
350 Park Avenue
New York, NY 10022

George H. Plewes	5,160,238 (6)	6.03%
P. O. Box HM 1431
HMFX Bermuda

All current directors and executive officers as a group (4 persons)	37,470,519 shares (7)	43.21%

(1) The percentage ownership for each person is calculated in accordance with the rules of the SEC, which provide that any shares a person is deemed to beneficially own by virtue of having a right to acquire shares upon the conversion of options or other rights are considered outstanding solely for purposes of calculating such person's percentage ownership.

(2) This number includes: (i) 18,268,378 shares directly owned by the Albert E. Whitehead Living Trust, of which Mr. Whitehead is the trustee; (ii) 30,000 shares owned by Mr. Whitehead's grandchildren for which he acts as custodian; and (iii) 2,815,283 shares directly owned by the Lacy E. Whitehead Living Trust, of which Ms. Whitehead, Mr. Whitehead's wife, is trustee. Mr. Whitehead disclaims any interest in the shares owned by the Lacy E. Whitehead Living Trust and the shares owned by his grandchildren.

(3) This number includes: (i) 161,331 shares directly owned by Mr. Kinard; (ii) 220,000 shares Mr. Kinard has the right to acquire pursuant to options granted to him under the 1995 Stock Option Plan; (iii) 250,000 shares Mr. Kinard has the right to acquire pursuant to options granted to him under the Company's 2006 Stock Incentive Plan; and (iv) 150,000 shares directly owned by Mr. Kinard's wife, of which Mr. Kinard disclaims any interest.

(4) This number includes (i) 9,600,288 shares directly owned by Mr. Hackett (ii) 400,000 shares Mr. Hackett has the right to acquire under the Company's 2006 Stock Incentive Plan; (iii) 2,206,350 shares directly owned by the Trust F/B/O Melinda Hackett of which Mr. Hackett disclaims any interest; (iv) 1,945,635 shares directly owned by the Trust F/B/O Montague H. Hackett, III of which Mr. Hackett disclaims any interest; and (v) 607,143 shares directly owned by Mayme M. Hackett, Mr. Hackett's wife, of which Mr. Hackett disclaims any interest.

(5) This number includes (i) 253,968 shares directly owned by Mr. Seth; (ii) 150,000 shares Mr. Seth has the right to acquire under the Company’s 2006 Stock Incentive Plan; and (iii) 357,143 shares held by Edgewood Management LLC Retirement plan F/B/O Kevin R. Seth.

(6) Information is as of December 31, 2009 and is based on a Schedule 13G filed on January 22, 2010. Mr. Plewes reported sole voting and dispositive power over such shares.

(7) This number is based on the numbers listed in footnotes 2 through 5 above.

EXECUTIVE COMPENSATION

During the last two completed fiscal years, no executive officer received a salary or any other benefits as a part of executive compensation. The Company's only named executive officer, Albert E. Whitehead, does not hold any stock options and has not received any other award under an equity incentive plan.

DIRECTOR COMPENSATION

In return for serving as a member of the Board of Directors of the Company, Mr. Seth was granted in 2011 options to purchase 150,000 shares of the Company’s stock under the 2006 Stock Incentive Plan, at a strike price of $0.10 per share, which was the closing price on the date of the grant. At the end of fiscal year 2011, all of such options remained outstanding.

Except for Mr. Seth, no Director received compensation or any other benefits from the registrant during the last completed fiscal year.

Director Compensation Table for 2011

The following table sets forth a summary of the compensation earned, paid or awarded to Kevin R. Seth, our only Director to receive any compensation for the year ended December 31, 2011.

Change in Pension Value
and Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash ($)(1)	Awards ($)	Awards ($)(1)	Compensation ($)	Earnings ($)	Compensation ($)	Total ($)
Kevin R. Seth	—	—	$11,295	—	—	—	$11,295

________________________

(1) This amount represents the grant date fair value computed in accordance with the ASC Topic 718, “Stock Compensation,” which excludes the effect of estimated forfeitures, of options granted under our 2006 Stock Incentive Plan. The assumptions used to value these awards are included in Note 5 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2011. As of December 31, 2011, Mr. Seth had options to purchase 150,000 shares of the Company’s stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 1, 2011, the Albert E. Whitehead Living Trust, under the terms of a convertible note, advanced $100,000 to the Company. Our Chief Executive Officer, Albert E. Whitehead, is the trustee of the Albert E. Whitehead Living Trust. The note has a term of one (1) year and accrues interest at the rate of four (4) percent per annum. During 2011, there was no principal or interest paid on the note. At December 31, 2011, $3,250 of interest had accrued. The principal and interest owed under the note may be converted by the holder into Common Stock at the rate of $0.10 per share. The maturity date of the note has been extended to August 1, 2012.

In August 2011, the Company issued 2,000,000 shares of its common stock to Albert E. Whitehead, its Chief Executive Officer, for a purchase price of $0.05 per share, which resulted in a total investment of $100,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 2011.

Based solely on review of the copies of such reports furnished to the Company and any written representations that no other reports were required during the year ended December 31, 2011, to the Company's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners during the year ended December 31, 2011 were complied with on a timely basis.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our 2013 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received at our principal executive offices, 6505 S. Lewis, Suite 112, Tulsa, Oklahoma 74136-1020, on or before January 9, 2013, to be considered for inclusion in our proxy statement and accompanying proxy for that meeting.

If a stockholder, who intends to present a proposal at the Company’s 2013 Annual Meeting of Stockholders and has not sought inclusion of the proposal in the Company’s proxy materials pursuant to Rule 14a-8, fails to provide the Company with notice of such proposal by March 23, 2013, then the persons named in the proxies solicited by the Company’s Board of Directors for its 2013 Annual Meeting of Stockholders may exercise discretionary voting power with respect to such proposal.

HOUSEHOLDING

The proxy rules of the SEC permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs for companies. The Company is not householding proxy materials for its stockholders of record in connection with the Annual Meeting. However, the Company is aware that certain intermediaries will household proxy materials. If you hold your shares of common stock through a broker or bank that has determined to household proxy materials:

•                     Only one annual report and proxy statement will be delivered to multiple stockholders sharing an address;

•                     You may request a separate copy of the annual report and proxy statement for the Annual Meeting and for future meetings by calling (918) 488-8068 or by writing to Empire Petroleum Corporation, 6506 S. Lewis, Suite 112, Tulsa, Oklahoma 74136-1020, or by contacting your bank or broker to make a similar request; and

•                     You may request to discontinue householding by notifying your broker or bank.

OTHER MATTERS

Matters That May Come Before the Annual Meeting

The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If, however, any other matter requiring a vote of stockholders arises, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

Annual Report on Form 10-K

Stockholders may obtain a copy of the Company's Annual Report on Form 10-K for fiscal 2011 (without exhibits or documents incorporated by reference) without charge by writing to the Empire Petroleum Corporation, 6505 S. Lewis, Suite 112, Tulsa, Oklahoma 74136-1020 or by calling (918) 488-8068.

By Order of the Board of Directors,

/s/ Albert E. Whitehead

Albert E. Whitehead

Chairman and Chief Executive Officer

Tulsa, Oklahoma

April 5, 2012

PROXY FOR

EMPIRE PETROLEUM CORPORATION

6506 S. Lewis, Suite 112

Tulsa, Oklahoma 74136-1020

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Albert E. Whitehead with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Empire Petroleum Corporation, a Delaware corporation (the “Company”) to be held on Thursday, May 31, 2012, at the Tulsa Marriott Southern Hills (Pecan Room), 1902 E. 71st Street, in Tulsa, Oklahoma, at 10:00 a.m., local time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in his discretion, on other matters which come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR DIRECTORS.

1. ELECTION OF DIRECTORS

	FOR ALL	AGAINST ALL	ABSTAIN
	☐	☐	☐
Albert E. Whitehead
John C. Kinard
Montague H. Hackett, Jr.
Kevin R. Seth

TO WITHHOLD AUTHORITY ONLY FOR THOSE NOMINEE(S) WHOSE NAME I HAVE WRITTEN BELOW:

______________________________________________________________________________

2. Approve an amendment to the Company's Certificate of Incorporation to increase the authorized stock of the Company from One Hundred Million (100,000,000) shares to One Hundred Fifty Million (150,000,000).

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Proposal to ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In his discretion, the proxy is authorized to vote upon any such other matter as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please mark, sign, date and return the proxy card promptly in the postage paid pre-addressed envelope enclosed.

Dated ________________________, 2012

_________________________________________________

Stockholder's Signature

_________________________________________________

Please print name

_________________________________________________

Stockholder's Signature (if jointly owned)

_________________________________________________

Please print name

Signature should agree with name printed herein. If shares are held in name of more than one person, then EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.